Fourth Quarter 2013 Update December 31, 2013 (as of January 30, 2014) Bryn Mawr Bank Corporation NASDAQ: BMTC Strong - Stable - Secure Exhibit 99.1

Safe Harbor
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
Please see the section titled Safe Harbor beginning on slide 31 for more information regarding these types of statements.
The information contained in this presentation is correct only as of January 30,
2014.
Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Bank Corporation
Profile
Founded in 1889 – 125 year history
A unique business model with a traditional commercial bank ($2.1 billion)
and a trust company ($7.3 billion) under one roof at December 31, 2013
Wholly-owned subsidiary – The Bryn Mawr Trust Company
Largest community bank in Philadelphia’s affluent western suburbs
Three wealth acquisitions and two bank acquisitions completed since 2008

WAYNE
WEST CONSHOHOCKEN
EXTON
PAOLI
BRYN MAWR
ARDMORE
BALA CYNWYD
HAVERTOWN
WEST CHESTER
NEWTOWN SQUARE
PHILADELPHIA
MEDIA
SWARTHMORE
CHESTER HEIGHTS
WILLOWDALE
CHADDS FORD
ASTON
BROOKHAVEN
CHESTER
CONCORD

Southeast PA / DE Branch Footprint • 19 BMTC Full-Service Branch Locations 3

Investment Considerations
Quarterly dividend of $0.18 per share (Increased 5.9% from $0.17 per share on October 24, 2013)
Profitability Ratios:
Profitability Ratios, Excluding Tax-Effected Due Diligence and Merger-
Related Expenses (non-GAAP measures)*:
4 Qtr 2013 Full Year 2013 Full Year 2012
Return on average assets (“ROA”) 1.26% 1.23% 1.15%
Return on average equity (“ROE”) 11.67% 11.53% 10.91%
Return on average tangible equity
(“ROTE”)
15.35% 15.43% 14.55%
4 Qtr 2013 Full Year 2013 Full Year 2012
ROA, excluding tax-effected due diligence and merger-
related expenses (a non-GAAP measure)*
1.28% 1.29% 1.25%
ROE, excluding tax-effected due diligence and merger-
related expenses (a non-GAAP measure)*
11.86% 12.11% 11.79%
ROTE, excluding tax-effected due diligence and
merger-related expenses (a non-GAAP measure)*
15.58% 16.20% 15.73%
*  See Non-GAAP Measures disclosure beginning on slide 35
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Comments on BMTC from Bank Analysts
“We believe BMTC is a highly attractive franchise with a strong commercial banking and wealth management focus.”
(Guggenheim, October 2013)
“The strong get stronger.”
(Keefe, Bruyette & Woods, October 2013)
“Bryn Mawr remains among the Best in Class.”
(Sterne Agee, October 2013)
“Fee income growth and NIM expansion drive substantial EPS beat.”
(Merion Capital Group, July 2013)

4 Quarter 2013 BMTC Stock Performance
Closing price on December 31, 2012: $22.27
Closing price on December 31, 2013: $30.18
Dividends declared per share – Full Year 2013: $0.69
Security or Index 2013 Total Return
3 Year
Total Return**
Trailing 12-Month
Dividend Yield
BMTC* 39.30% 88.90% 2.29%
NASDAQ Bank Index* 41.69% 50.49% 1.77%
KBW Regional
Bank Index*
46.80% 57.64% 1.89%
*Source: Bloomberg
** 3 Year Total Return -01/01/2011 to 12/31/2013
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Consistent BMTC Annual Dividend
Year Diluted
Earnings
Per Share
Annual
Dividend
Dividend
Yield Year-
End
Dividend
Payout Ratio
2009 $1.18 $0.56 3.71% 47.5%
2010 $0.85 $0.56 3.21% 65.9%
2011 $1.54 $0.60 3.08% 39.0%
2012 $1.60 $0.64 2.87% 40.0%
2013 $1.80 $0.69 2.29% 38.3%

Growth Initiatives

2014 Strategic Initiatives
3-8-3 Strategic Plan
$3 billion in Banking assets - $8 billion in Wealth assets – 3 years
(period-ending December 2014)
Approved by the Board of Directors on May 8, 2012
Organic growth – opportunistic expansion
Inorganic growth criterion - Acquisitions to be strategic and accretive to earnings in first 12 months (excluding merger costs)

2014 Strategic Initiatives - continued
Focus on the earnings per share growth
Pursue strategic and accretive merger and acquisitions
Concentrate on growing fee-based income
Continued emphasis on strong credit quality
Continue to upgrade and enhance IT infrastructure throughout the organization

Financial Review

Financial Highlights
4   Qtr
2013
3   Qtr
2013
2 Qtr
2013
1 Qtr
2013
4 Qtr
2012
Total assets
($ in billions)
$2.06 $2.06 $2.01 $2.03 $2.04
Portfolio loans & leases
($ in billions)
$1.55 $1.50 $1.43 $1.41 $1.40
Total deposits
($ in billions)
$1.59 $1.55 $1.55 $1.61 $1.63
Total wealth assets
($ in billions)
$7.27 $7.08 $6.85 $6.99 $6.66
Market capitalization
($ in millions)
$412 $366 $324 $314 $299
Net income
($ in millions)
$6.47 $6.40 $6.25 $5.32 $5.30
Tax-equivalent net interest
margin
4.03% 4.05% 3.98% 3.85% 3.86%
Non-interest income as a
percentage of total revenue
39.0% 38.1% 41.9% 40.4% 43.8%
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Financial Highlights - continued
4   Qtr
2013
3   Qtr
2013
2    Qtr
2013
1   Qtr
2013
4   Qtr
2012
Diluted earnings per common
share
$0.47 $0.47 $0.46 $0.40 $0.40
Dividends declared $0.18 $0.17 $0.17 $0.17 $0.16
Book value per share, end of
quarter
$16.84 $16.07 $15.71 $15.57 $15.17
Tangible book value per
share, end of quarter
$13.02 $12.17 $11.75 $11.55 $11.08
Tangible common equity ratio,
end of quarter
8.92% 8.30% 8.21% 7.98% 7.60%
Efficiency ratio 65.9% 64.6% 66.5% 69.3% 70.1%
Efficiency ratio, excluding due
diligence and merger-related
expenses
(a non-GAAP measure)*
65.4% 63.5% 64.3% 66.9% 66.2%
*  See Non-GAAP Measures Disclosure beginning on slide 35
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14 Quarterly Net Interest Margin (On a tax-equivalent basis) 3.0% 3.2% 3.4% 3.6% 3.8% 4.0% 4.2% 3.86% 3.85% 3.98% 4.05% 4.03% 14

15 Quarterly Non-Interest Income (As a % of Total Revenue) 43.8% 40.4% 41.9% 38.1% 39.0% 25% 35% 45% 55%

Capital Considerations and Objectives
Maintain a “well-capitalized” capital position including a target tangible common equity to tangible asset ratio of 8.00%
Selectively add capital to maintain capital levels and fund asset growth and acquisitions
Strong emphasis on retained earnings going forward
Shelf Registration (Form S-3) of $150 million provides the ability to raise capital as needed including through a Dividend Reinvestment and Stock
Purchase Plan with Request For Waiver Program

Capital Position - Bryn Mawr Bank Corporation
12/31/2013 9/30/2013 6/30/2013 3/31/2013
Tier I 11.57% 11.33% 11.47% 11.33%
Total (Tier II) 12.55% 12.30% 12.44% 12.32%
Tier I Leverage 9.29% 9.22% 9.00% 8.58%
Tangible Common
Equity
8.92% 8.30% 8.21% 7.98%

Capital Position – Bryn Mawr Trust Company
12/31/2013 9/30/2013 6/30/2013 3/31/2013
Tier I 11.40% 11.36% 11.58% 11.52%
Total (Tier II) 12.38% 12.33% 12.55% 12.51%
Tier I Leverage 9.14% 9.22% 9.07% 8.70%
Tangible Common
Equity
8.78% 8.32% 8.29% 8.11%

Wealth Division Review

Wealth Assets Under Management, Administration,
Supervision and Brokerage
(Period-end $ in billions)
2008
2009 2010 2011 2012 2013

$7.5
$6.5
$5.5
$4.5
$3.5
$2.5
$1.5
$2.15
$2.87
$3.41
$4.83
$6.66
$7.27

21 Wealth Management Fees ($ in millions) $13.8 $14.2 $15.5 $21.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2008 2009 2010 2011 2012 2013 $35.2 $29.8

Wealth Division Highlights
(as of December 31, 2013)
Wealth Management
(Bryn Mawr, Hershey and Devon, PA)
$4.80 billion in assets
Integrated solutions to protect and preserve wealth
Financial Planning
Estate Planning
Retirement Planning
Investment Management
Custody Services
Philanthropic Services
Fiduciary Trust Services
Multi-family Office
Tax Services
Long-standing client relationships
Integration of operations of all three trust entities is underway

Wealth Division Highlights - continued
Bryn Mawr Asset Management (Bryn Mawr, PA)
$359 million in assets
Brokerage services, asset allocation, open platform with objective advice
“Lift Out” strategy with other opportunities being continuously evaluated
BMTC of Delaware (Greenville, DE)
$1.49 billion in assets
Provides corporate fiduciary and administrative trustee services under
Delaware law and the full spectrum of tax advantaged strategies
Lower margin business with full year profitability expected in 2013
Lau Associates (Greenville, DE)
$614 million in assets
Fee-only, independent multi-family office providing highly personalized service and sophisticated financial planning

Credit Review

Portfolio Loan & Lease Growth
(Period-end $ in millions)
* From 2010 forward, includes the addition of the First Keystone loan portfolio.
** From 2012 forward, includes the addition of the loans acquired from First Bank of Delaware.
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2008 2009 2010* 2011 2012** 2013
$900
$886
$1,197
$1,295
$1,398
$1,547

Loan Composition at December 31, 2013
($ in millions)
Total loans and leases of $1.55 billion
$625
$329
$207
$300
$46
$40
Commercial Mortgages (41%)
Commercial & Industrial (21%)
Home Equity & Consumer Loans
(13%)
Residential Mortgages (19%)
Construction (3%)
Leases (3%)

Quarterly Asset Quality Data
4   Qtr
2013
3   Qtr
2013
2   Qtr
2013
1   Qtr
2013
4   Qtr
2012
Non-performing loans and leases as
a % of portfolio loans and leases
0.68% 0.71% 0.73% 0.91% 1.06%
Allowance as a % of portfolio loans
and leases
1.00% 1.00% 1.01% 1.03% 1.03%
Non-performing assets as a % of
total assets
0.55% 0.58% 0.58% 0.66% 0.77%
Annualized net loan and lease
charge-offs as a %  of average
quarterly loans and leases
0.09% 0.10% 0.28% 0.22% 0.07%
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Loan and Lease Updates
Current loan pipeline outlook is promising.
Recent hires of experienced lenders coupled with the new team in
Delaware from the acquisition (First Bank of Delaware) has increased new loan opportunities.
The lease portfolio at December 31, 2013 is $40 million, with an average yield of 9.48% and a delinquency rate of 0.46%.

Summary
We believe we are an outstanding franchise in a stable market
Focus on Wealth Services, Business Banking and Residential Mortgage
Diversified income base – non interest income 39.0% of  total revenue for the three months ended December 31, 2013
Outstanding loan quality
Sound business strategy, strong asset quality, well capitalized at 12/31/13 and solid risk management procedures
Focus on earnings per share growth
Continue to make IT infrastructure investments that should provide longer-term benefits

Ted Peters, Chairman
610-581-4800
tpeters@bmtc.com
Frank Leto, EVP
610-581-4730
fleto@bmtc.com
Joseph Keefer, EVP
610-581-4869
jkeefer@bmtc.com
Duncan Smith, CFO
610-526 –2466
jdsmith@bmtc.com
Chad Fortenbaugh – Shareholder Relations – 610-581-4823 – cfortenbaugh@bmtc.com

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of
1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn
Mawr Bank Corporation’s (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,”
“anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”,
“contemplate”, “continue”, “strategic”, “objective”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the
Corporation’s actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.
Safe Harbor

Safe Harbor (continued)
Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information made herein are based on Management’s current beliefs and assumptions as of January 30, 2014 and speak only as of that date. The Corporation does not undertake to update forward-looking statements.

Safe Harbor (continued)
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with the SEC.
This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.
The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the
Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.  Any decision to invest in the
Corporation’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

Safe Harbor (continued)
No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety.  Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the
United States before they can invest in the Corporation.

*Non GAAP Measures
Our management uses non-GAAP financial measures in their analysis of our performance and believes that they provide useful supplemental information that is essential to an investor’s understanding of Bryn Mawr
Bank Corporation’s operating results.  These non-GAAP financial measures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
A reconciliation from GAAP measures to non-GAAP measures related to the exclusion of due diligence and merger-related expenses or tax-effected due diligence and merger-related expenses is provided on the following two slides:

*Reconciliation of GAAP Measures to Non-GAAP Measures
$ in thousands
4 Qtr 2013
Full Year
2013
Full Year
2012
Net income (a GAAP measure) $6,471 $24,444 $21,147
Add: Tax-effected due diligence and
merger-related expenses (35% tax
rate)
$101 $1,225 $1,709
Net income, excluding tax-effected
due diligence and merger-related
expenses     (a non-GAAP measure)
$6,572 $25,669 $22,856
•Return on average assets, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure) is calculated by dividing net income, excluding tax-effected due diligence and merger-related expenses
(a non-GAAP measure) by average assets.
•Return on average equity, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure) is calculated by dividing net income, excluding tax-effected due diligence and merger-related expenses
(a non-GAAP measure) by average equity.
•Return on tangible common equity, excluding tax-effected due diligence and merger-related expenses (a non-
GAAP measure) is calculated by dividing net income, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure) by average tangible common equity.
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*Reconciliation of GAAP Measures to Non-GAAP Measures (cont’d)
$ in thousands
4   Qtr
2013
3   Qtr
2013
2   Qtr
2013
1   Qtr
2013
4   Qtr
2012
Non-interest expense
(a GAAP measure)
$20,658 $19,323 $20,524 $20,235 $21,089
Less: Diligence and merger-
related expenses
$155 $328 $688 $714 $1,190
Non-interest expense,
excluding due diligence and
merger-related expenses (a
non-GAAP measure)
$20,503 $18,995 $19,836 $19,521 $19,899
•The efficiency ratio, excluding due diligence and merger-related expenses (a non-GAAP measure), is calculated by dividing non-interest expense, excluding due diligence and merger-related expenses (a non-GAAP measure)
by the sum of net interest income and non-interest income.
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